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                         SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

   Filed by the Registrant /X/

   Filed by a Party other than the Registrant / /

   Check the appropriate box:

   / /  Preliminary Proxy Statement
   / /  Definitive Proxy Statement
   /X/  Definitive Additional Materials
   / /  Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12

               The May Department Stores Company
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        (Name of Registrant as Specified In Its Charter)

       ----------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   /X/  No filing fee required.
   / /  Fee computed on table below per Exchange Act Rules
14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

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   2)  Aggregate number of securities to which transaction
applies:

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   3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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   4)  Proposed maximum aggregate value of transaction:

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  5)  Total fee paid:

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   / /  Fee paid previously with preliminary materials.
   / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)  Amount Previously Paid:

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   3)  Filing Party:

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   4)  Date Filed:

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FINAL STATEMENT     3:30 p.m.


There is no merit whatsoever to the UNITE litigation. UNITE did not comply with the rules that would have required us to include its by-law amendment proposal in our original proxy statement.



Called into Dow Jones, Rueters, and Bloomberg; also to street.com (financial on-line magazine)